SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2005

Commission File Number: 000-50431

International Debt Exchange Associates, Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation or organization)

32-0034926

(I.R.S. Employer Identification No.)

7531 Aberdon Road, Dallas, Texas

(Address of principal executive offices)

75252

(Zip Code)

972.735.9064

(Registrant's Telephone Number, Including Area Code)

Delightfully Frozen Corp.

(Former name or former address, if changed since last report)

Page - 1

Item 5.03. Amendments to Articles of Incorporation or By Laws; Change in Fiscal Year

On January 25, 2005, the Board of Directors of Delightfully Frozen Corp., a Texas corporation (the "Registrant") approved an amendment to its Articles of Incorporation attached hereto as an exhibit; (1) changing the Registrant's name from Delightfully Frozen Corp., to International Debt Exchange Associates, Inc. and (2) amending Article 4 of the Registrant's Articles of Incorporation increasing the authorized no par value shares of common stock from
70,000,000 (seventy million) to 85,000,000,000 (eighty-five billion) shares. These actions were also approved by unanimous vote of the Registrant's shareholders on January 25, 2005. The Certificate of Amendment to the Registrant's Articles of Incorporation was filed with the Texas Secretary of State on January 26, 2005. The Registrant anticipates changes to its CUSIP number and trading symbol, which are currently 247008-10-5 and DLFZ, respectively

Item 9.01 Financial statements and exhibits

Exhibit 3.1 Certificate of Amendment to Articles of Incorporation.

Page - 2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

International Debt Exchange Associates, Inc
a Texas corporation

February 2, 2005                                                   By:  Ken Graham
    Ken Graham, President

Page - 3

EXHIBIT 3.1

Page - 4

Page - 5